UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 30, 2017

Emclaire Financial Corp
(Exact name of registrant as specified in its charter)

Pennsylvania	001-34527	25-1606091
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

612 Main Street, Emlenton, Pennsylvania	16373
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(844) 767-2311

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 2.01	Completion of Acquisition or Disposition of Assets

Effective on September 30, 2017, Emclaire Financial Corp ("Emclaire") completed its acquisition of Northern Hancock Bank and Trust Co. ("Northern Hancock") in accordance with the terms of the Agreement and Plan of Merger, dated as of May 4, 2017, by and between Emclaire and Northern Hancock (the "Merger Agreement"), and a related Agreement of Merger by and between Northern Hancock and The Farmers National Bank of Emlenton, the wholly-owned banking subsidiary of Emclaire ("Farmers National") (the "Bank Merger Agreement").

On September 29, 2017, the Merger Agreement was amended to reduce the cash consideration for each share of NHBT common stock to $0.361 to reflect certain adjustments to Northern Hancock's closing balance sheet.   Pursuant to the Merger Agreement, as amended, and the related Bank Merger Agreement, Northern Hancock was merged with and into Farmers National (the "Merger").  Upon completion of the Merger, each outstanding share of common stock of Northern Hancock issued and outstanding immediately prior to the effective time of the Merger was cancelled and converted into the right to receive 0.9793 of a share of common stock of Emclaire, plus $0.361 in cash (or in the aggregate 58,445 shares of Emclaire common stock and $21,563 in cash).

The foregoing description of the Merger Agreement, as amended, and the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, as amended, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 8.01	Other Events

On October 2, 2017 Emclaire issued a press release announcing the completion of the acquisition of Northern Hancock.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is filed herewith.

Exhibit Number	Description
10.1
Agreement and Plan of Merger by and between Emclaire Financial Corp and Northern Hancock Bank and Trust Co., dated as of May 4, 2017 (including Exhibit A, the form of Agreement of Merger by and between Northern Hancock Bank and Trust Co and The Farmers National Bank of Emlenton)*

10.2	Amendment No. 1 to the Merger Agreement, dated September 29, 2017
99.1	Press Release dated October 2, 2017
_______________
*  Incorporated by reference from the Current Report on Form 8-K filed by Emclaire on May 5, 2017.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCLAIRE FINANCIAL CORP

Date: October 2, 2017	By:	/s/William C. Marsh
William C. Marsh
Chairman, President and Chief Executive Officer

3